LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS AND REPORTING OBLIGATIONS UNDER RULE 144

     Know all persons by these presents, that the undersigned hereby revokes any prior power of attorney regarding reporting obligations under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and under Rule 144 under the Securities Act of 1933 ("Rule 144") with respect to securities issued by the Company, and hereby makes, constitutes and appoints Alex Grieve, Shannon
Higginson, Meghan Frank and Erin Nicholas, and each of them, as the undersigned's true and lawful attorney-in-fact (the "Attorney-in-Fact"), with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:
       1. Execute for an on behalf of the undersigned, in the undersigned's capacity as an officer or director or both of lululemon athletica inc. (the
"Company"), Forms 3, 4 and 5 (and any amendments thereto) in accordance with
Section 16(a) of the Exchange Act, and the rules and regulations thereunder, and any Notice of Proposed Sale of Securities on Form 144 (and any amendments thereto) in accordance with Rule 144;
       2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such
Forms 3, 4 or 5 and Form 144, to prepare, complete and execute any amendments thereto, and to file such form with the U.S. Securities and Exchange Commission
(the "SEC") and any securities exchange or similar authority, including
(without limitation) the filing of a Form ID or any other documents necessary or appropriate to enable the undersigned to file the Forms 3, 4 and 5 and Form
144 electronically with the SEC;
       3. Seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's equity securities from any third party, including the Company, brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the
Attorney-in-Fact and approves and ratifies any such release of information; and
       4. Take any other action in connection with the foregoing which, in the opinion of the Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by or for, the undersigned, it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned under this limited power of attorney will be in such form and will contain such information and disclosure as the Attorney-in-Fact may approve in the Attorney-
in-Fact's discretion.
       The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing whatsoever required, necessary or convenient to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the Attorney-in-Fact, or the Attorney-in-Fact's substitute or substitutes, lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted. The undersigned hereby authorizes (but does not require) the
Attorney-in-Fact to act at the Attorney-in-Fact's discretion on information provided to such Attorney-in-Fact without independent verification of such information.
       The undersigned acknowledges that the foregoing Attorneys-in-Fact, in serving in such capacity at the request and on behalf of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with, or any liability for the failure to comply with, any provision of Section 16 of the Exchange Act or any provision of Rule
144, or any liability of the undersigned for disgorgement of profits under
Section 16(b) of the Exchange Act.
	This Limited Power of Attorney will remain in full force and effect until
90 days after the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the Attorneys-in-Fact.
	This Limited Power of Attorney is to be governed and construed in accordance the laws of the State of Delaware without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
        The undersigned is signing this Limited Power of Attorney as of the date stated below.

      /s/Marc Maurer
Name: Marc Maurer
Date: June 25, 2026